UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2006

FTI CONSULTING, INC.

(Exact name of registrant as specified in charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1400, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 951-4800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

John A. MacColl

On April 26, 2006, the Board of Directors of FTI Consulting, Inc. (“FTI”) elected John A. MacColl to the position of Chief Legal officer of the Company in addition to his duties as Executive Vice President and Chief Risk Officer of FTI. The hiring of Mr. MacColl by FTI and the material terms of his employment were described in FTI’s Current Report on Form 8-K dated January 9, 2006 filed with the Securities and Exchange Commission on January 12, 2006, which is hereby incorporated by reference herein. Mr. MacColl’s offer of employment included the award of a stock option exercisable for 25,000 shares of common stock of FTI if the stockholders of FTI approved a new equity award plan. At the annual meeting of stockholders of the Company on June 6, 2006, the stockholders of FTI approved the FTI Consulting, Inc. 2006 Global Long-Term Incentive Plan and, on June 6, 2006, Mr. MacColl received a stock option exercisable for 25,000 shares of common stock of FTI at the closing price per share of FTI common stock reported on the New York Stock Exchange on June 6, 2006. A copy of the Offer Letter to John A. MacColl is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Promotion of David G. Bannister to Executive Vice President

On June 6, 2006, the Board of Directors of FTI promoted David G. Bannister to the position of Executive Vice President – Business Development from Senior Vice President/Senior Managing Director in charge of Corporate Development. In connection with his promotion, Mr. Bannister received a base annual salary increase from $300,000 to $400,000. Mr. Bannister joined FTI in May 2005. Pursuant to his Offer Letter he received an initial stock option award exercisable for 75,000 shares of common stock. The Offer Letter also provided that he would be entitled to participate in eligible bonus and equity programs and a bonus opportunity of up to three times salary. In January 2006, Mr. Bannister was awarded a bonus in the amount of $100,000 for the 2005 bonus year. A copy of the Offer Letter to David G. Bannister is filed as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
10.1	Offer Letter dated January 9, 2006 to and accepted by John A. MacColl

10.2	Offer Letter dated May 17, 2005 to and accepted by David G. Bannister

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 9, 2006	By:	/s/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer Letter dated January 9, 2006 to and accepted by John A. MacColl

10.2	Offer Letter dated May 17, 2005 to and accepted by David G. Bannister